UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-1886

Seligman Capital Fund, Inc.
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 850-1864

Date of fiscal year end: 12/31

Date of reporting period: 12/31/04

FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

Seligman Capital Fund, Inc.
Annual Report December 31, 2004 Seeking Capital Appreciation by Investing in Mid-Capitalization Growth Stocks

Seligman
141 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 141 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, one of the nation’s largest diversified publicly-traded closed-end equity investment companies — Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

Table of Contents
To The Shareholders	1
Interview With Your Portfolio Manager	2
Performance Overview	4
Portfolio Overview	7
Understanding and Comparing Your Fund’s Expenses	10
Portfolio of Investments	11
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Notes to Financial Statements	19
Financial Highlights	26
Report of Independent Registered Public Accounting Firm	31
Directors and Officers	32
For More Information	back cover

To The Shareholders

Your annual shareholder report for Seligman Capital Fund, Inc. follows this letter. This report contains an interview with your Fund’s Portfolio Manager, as well as your Fund’s investment results and financial statements, including a portfolio of investments.

During the year ended December 31, 2004, Seligman Capital Fund, Inc. delivered a total return of 8.15% based on the net asset value of Class A shares. During the same time, the Lipper Mid-Cap Growth Funds Average returned 12.78%, the Lipper Mid-Cap Funds Average returned 14.82%, and the Russell Midcap Growth Index returned 15.48%.

We appreciate your continued support of Seligman Capital Fund, Inc. and look forward to serving your investment needs for many years to come.

By Order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

February 23, 2005

Manager	Shareholder Service Agent	General Distributor
J. & W. Seligman & Co. Incorporated	Seligman Data Corp.	Seligman Advisors, Inc.
100 Park Avenue	100 Park Avenue	100 Park Avenue
New York, NY 10017	New York, NY 10017	New York, NY 10017

Independent Registered Public Accounting Firm	General Counsel
Deloitte & Touche LLP	Sullivan & Cromwell LLP

Interview With Your Portfolio Manager
Marion S. Schultheis

Q:	How did Seligman Capital Fund, Inc. perform during the fiscal year ended December 31, 2004?

A:	During the year ended December 31, 2004, Seligman Capital Fund, Inc. delivered a total return of 8.15% based on the net asset value of Class A shares. During the same time, the Lipper Mid-Cap Growth Funds Average returned 12.78%, the Lipper Mid-Cap Funds Average returned 14.82%, and the Russell Midcap Growth Index returned 15.48%.

Q:	What market conditions and events materially affected the Fund’s performance during the period?

A:	Returns for US equity markets were essentially flat for most of the year, with gains restrained by soaring energy prices, a close US presidential race, and concerns about rising interest rates. For most of the year, growth stocks sharply underperformed value stocks. Technology stocks were further hampered in the third quarter by some disappointing earnings announcements delivered within the software industry. The fourth quarter, however, saw a strong and broad market rally, which was driven, we believe, by a sharp decline in oil prices at the end of October, and was given a further boost by a quick and decisive conclusion to the presidential election in November. The year ended with strong gains for US stocks as a whole. Fund performance suffered for most of the year within this difficult environment for growth stocks, and as a result of the Fund’s exposure to technology. However, the Fund benefited during the market rally of the fourth quarter.

Q:	What investment strategies or techniques materially affected the Fund’s performance during the period?

A:
The Fund maintained heavy technology exposure during the year, and at year-end it represented the Fund’s largest sector weight. The Fund was about equally weighted in this sector with the Russell Midcap Growth Index (“the Russell Index”). While technology stocks did rally in the fourth quarter on upbeat earnings announcements and increased merger activity, it was the worst-performing sector within the Russell Index for the year. In addition, while the information technology stocks within the Fund’s portfolio delivered positive returns overall, they under performed those of the Russell Index, placing a drag on the Fund’s relative returns.

The Fund emphasized health care stocks in 2004, overweighting the sector relative to the Russell Index and making health care the Fund’s second-largest sector weight. Health care stocks struggled for much of the year, but bounced back in the fourth quarter. The reelection of President Bush was likely a factor in this rebound, as many believed the President would provide a favorable legislative environment for health care companies. For the year, these stocks were strong performers within the Russell Index and the Fund’s holdings as a whole outperformed those within the Index.

During the year, we believed the economy would continue to strengthen and thus overweighted industrial stocks, which tend to benefit from increased economic activity. However, the industrial stocks within the Fund’s portfolio delivered relatively poor, albeit positive, returns. The Fund’s holdings in this group were split among business services companies, which have struggled in response to slow employment growth, and more traditional manufacturing companies, whose profits were likely restrained by higher energy prices. However, these companies experienced generally strong growth in 2004 and appeared to have successfully increased prices to offset higher energy costs, which allowed them to maintain profit growth in 2004.

Interview With Your Portfolio Manager
Marion S. Schultheis

During the course of the year, we moved the Fund to an underweighted position in consumer discretionary stocks. Over the past few years, consumer spending has remained strong as a result of tax cuts, tax rebates, low interest rates, and residential refinancing. We believed that the effects of these stimuli would wane, and that stock-price valuations for the group had risen to unsustainable levels. Consumer discretionary stocks within the Russell Index, however, delivered strong returns, and the Fund’s holdings within this area lagged those of the Index.

____________
The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

 A Team Approach

Seligman Capital Fund, Inc. is managed by the Seligman Growth Team, headed by Marion S. Schultheis. Ms. Schultheis is assisted by Christopher Boova, David Levy (trader), and Helen Ng. The Team is responsible for identifying those companies in specific industries that offer the greatest potential for growth, consistent with the Fund's objective.

Performance Overview

This section of the Annual Report is intended to help you understand the performance of Seligman Capital Fund and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this Annual Report represents past performance and does not guarantee future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month-end will be available at www.seligman.com1 by the seventh business day following that month-end. Calculations assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares. With respect to Class I shares, J. & W. Seligman & Co. Incorporated (the “Manager”) voluntarily reimbursed certain expenses in 2002 and 2001. Absent such reimbursements, total returns that include those periods would be lower.

Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter. Return from inception for Class B shares reflects automatic conversion to Class A shares approximately eight years after inception date. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of purchase. Returns for Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Returns for Class I shares are calculated without any sales charges.

The chart on page 5 compares a $10,000 hypothetical investment made in Class A shares, with and without the initial 4.75% maximum sales charge, and in Class D shares, without the 1% CDSC, to a $10,000 investment made in the Russell Midcap Growth Index, for the 10-year period ended December 31, 2004. The performance of Class B, Class C, Class I and Class R shares, which commenced on later dates, and of Class A and Class D shares for other periods, with and without applicable sales charges and CDSCs, is not shown in this chart but is included in the total returns table that follows the chart. The performance of Class B, Class C, Class I, and Class R shares will differ from the performance shown for Class A and Class D shares, based on the differences in sales charges and fees paid by shareholders. The Russell Midcap Growth Index excludes the effect of taxes, fees and sales charges.

__________
1
The reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through Seligman’s website does not form a part of this report or the Fund’s prospectus.

Performance Overview
Investment Results

Total Returns
For Periods Ended December 31, 2004

		Average Annual
	Six Months*	One Year	Five Years	Ten Years	Class B Since Inception 4/22/96		Class C Since Inception 5/27/99	Class I Since Inception 11/30/01	Class R Since Inception 4/30/03
Class A
With Sales Charge	(3.29)%	3.02%	(3.27)%	11.53%	n/a		n/a	n/a	n/a
Without Sales Charge	1.54	8.15	(2.33)	12.08	n/a		n/a	n/a	n/a
Class B
With CDSC†	(3.87)	2.27	(3.35)	n/a	n/a		n/a	n/a	n/a
Without CDSC	1.13	7.27	(3.05)	n/a	7.64	%‡	n/a	n/a	n/a
Class C
With Sales Charge and CDSC††	(0.87)	5.20	(3.24)	n/a	n/a		4.68%	n/a	n/a
Without Sales Charge and CDSC	1.13	7.25	(3.05)	n/a	n/a		4.87	n/a	n/a
Class D
With 1% CDSC	0.13	6.26	n/a	n/a	n/a		n/a	n/a	n/a
Without CDSC	1.13	7.26	(3.06)	11.21	n/a		n/a	n/a	n/a
Class I	1.79	8.63	n/a	n/a	n/a		n/a	0.24%	n/a
Class R
With 1% CDSC	0.44	6.93	n/a	n/a	n/a		n/a	n/a	n/a
Without CDSC	1.44	7.93	n/a	n/a	n/a		n/a	n/a	23.28%
Lipper Mid-Cap Funds Average**	8.66	14.82	1.88	11.07	8.26	†††	6.55	7.79	27.52
Lipper Mid-Cap Growth Funds Average**	7.69	12.78	(3.41)	9.80	6.60	†††	4.25	4.69	25.27
Russell Midcap Growth Index**	9.01	15.48	(3.35)	11.22	8.21		3.49	7.27	29.59

__________
See footnotes on page 6.

Performance Overview

Net Asset Value Per Share

	Class A	Class B	Class C	Class D	Class I	Class R
12/31/04	$19.10	$16.09	$16.12	$16.11	$19.38	$19.05
6/30/04	18.81	15.91	15.94	15.93	19.04	18.78
12/31/03	17.66	15.00	15.03	15.02	17.84	17.65

_________

*	Returns for periods of less than one year are not annualized.
**
The Lipper Mid-Cap Funds Average is an average of funds that, by prospectus or portfolio practice, invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. The Lipper Mid-Cap Growth Funds Average is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($13.2 billion as of December 31, 2004). Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The Lipper Averages and the Russell Midcap Growth Index (Russell Index) are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Averages exclude the effect of sales charges and taxes, and the Russell Index excludes the effect of fees, sales charges and taxes. Investors cannot invest directly in an average or index.

†	The CDSC is 5% for periods of one year or less and 2% for the five-year period.
††	The CDSC is 1% for periods of 18 months or less.
†††	From April 25, 1996.
‡	Return from inception for Class B shares reflects automatic conversion to Class A shares approximately eight years after inception date.

Portfolio Overview

Diversification of Net Assets
December 31, 2004

				Percent of Net Assets
				December 31,
	Issues	Cost	Value	2004	2003
Common Stocks:
Aerospace and Defense	2	$13,004,574	$15,008,768	2.6	—
Airlines	2	8,796,651	9,133,808	1.6	—
Auto Components	—	—	—	—	1.9
Beverages	—	—	—	—	1.1
Biotechnology	11	40,637,248	45,264,955	7.8	11.0
Building Products	1	4,456,963	4,933,608	0.9	—
Capital Markets	—	—	—	—	3.9
Chemicals	2	12,119,145	13,491,966	2.3	2.7
Commercial Services and Supplies	5	53,510,370	62,901,575	10.8	4.7
Communications Equipment	4	13,408,850	14,747,177	2.5	2.7
Computers and Peripherals	4	13,970,674	16,403,215	2.8	1.8
Construction and Engineering	2	10,146,759	11,319,762	2.0	0.5
Containers and Packaging	—	—	—	—	1.8
Electrical Equipment	1	4,383,134	5,044,190	0.9	2.0
Electronic Equipment and Instruments	4	15,531,683	17,702,525	3.0	3.8
Energy Equipment and Services	1	3,542,923	4,934,987	0.9	1.6
Food and Staples Retailing	1	1,618,300	2,024,643	0.3	—
Food Products	3	13,576,861	15,322,420	2.6	1.3
Health Care Equipment and Supplies	7	21,205,220	24,004,816	4.1	6.3
Health Care Providers and Services	7	35,667,967	39,856,599	6.9	5.0
Hotels, Restaurants and Leisure	5	26,991,874	32,147,833	5.5	7.7
Household Durables	1	4,362,220	4,376,106	0.8	0.3
Household Products	—	—	—	—	1.0
Internet and Catalog Retail	1	4,985,737	4,530,196	0.8	—
Internet Software and Services	2	12,416,169	12,892,946	2.2	1.1
IT Services	4	15,820,284	16,667,510	2.9	3.0
Leisure Equipment and Products	1	4,114,439	5,930,100	1.0	1.7
Machinery	1	1,474,457	1,511,198	0.3	1.0
Marine	—	—	—	—	0.9
Media	1	5,846,505	6,011,240	1.0	3.7
Multi-Line Retail	1	5,779,824	6,158,556	1.1	—
Office Electronics	—	—	—	—	1.0
Oil and Gas	1	8,434,543	9,890,264	1.7	—
Paper and Forest Products	1	4,395,970	4,751,378	0.8	2.3
Personal Products	2	12,489,848	13,574,544	2.3	—
Pharmaceuticals	5	27,103,021	31,929,721	5.5	2.0
Road and Rail	—	—	—	—	2.0

(Continued on page 8.)

Portfolio Overview

Diversification of Net Assets (continued)
December 31, 2004

				Percent of Net Assets
				December 31,
	Issues	Cost	Value	2004	2003
Common Stocks: (continued)
Semiconductors and Semiconductor Equipment	7	$22,989,480	$23,970,595	4.1	2.8
Software	6	24,132,725	28,973,664	5.0	6.4
Specialty Retail	5	45,516,845	48,379,677	8.3	4.9
Textiles, Apparel and Luxury Goods	—	—	—	—	1.5
Trading Companies and Distributors	1	6,611,528	7,299,180	1.3	1.6
Wireless Telecommunication Services	1	2,869,975	3,237,538	0.6	0.9
	103	501,912,766	564,327,260	97.2	97.9
Short-Term Holding and Other Assets Less Liabilities	1	16,324,771	16,324,771	2.8	2.1
Net Assets	104	$518,237,537	$580,652,031	100.0	100.0

Largest Industries
December 31, 2004

Portfolio Overview

Largest Portfolio Changes
During Past Six Months

Largest Purchases	Largest Sales
Tractor Supply	AES**
USANA Health Sciences*	ARAMARK (Class B)**
Williams-Sonoma*	DST Systems**
Ask Jeeves*	Biomet
WellPoint*	AGCO**
Bed Bath & Beyond*	Smithfield Foods**
TIBCO Software*	Lexmark International (Class A)**
Precision Castparts*	Biogen Idec**
Outback Steakhouse*	St. Jude Medical**
McCormick & Co.*	Mercury Interactive**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

_________

*	Position added during the period.
**	Position eliminated during the period.

Largest Portfolio Holdings
December 31, 2004

Security	Value	Percent of Net Assets
Tractor Supply	$17,228,724	3.0
Herman Miller	15,235,175	2.6
Manpower	12,910,590	2.2
Monster Worldwide	11,814,944	2.0
Cintas	11,730,979	2.0
Martek Biosciences	11,276,766	1.9
Robert Half International	11,209,887	1.9
TIBCO Software	11,070,717	1.9
Chico’s FAS	10,986,389	1.9
Noble Energy	9,890,264	1.7

Understanding and Comparing Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and/or service (12b-1) fees, and other fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of July 1, 2004 and held for the entire six-month period ended December 31, 2004.

Actual Expenses
The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratios of each class and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical
	Beginning Account Value 7/1/04	Annualized Expense Ratio*	Ending Account Value 12/31/04	Expenses Paid During Period** 7/1/04 to 12/31/04	Ending Account Value 12/31/04	Expenses Paid During Period** 7/1/04 to 12/31/04
Class A	$1,000.00	1.51%	$1,015.40	$7.63	$1,017.55	$7.64
Class B	1,000.00	2.26%	1,011.30	11.39	1,013.77	11.41
Class C	1,000.00	2.26%	1,011.30	11.39	1,013.77	11.41
Class D	1,000.00	2.26%	1,011.30	11.39	1,013.77	11.41
Class I	1,000.00	1.00%	1,017.90	5.06	1,020.11	5.06
Class R	1,000.00	1.76%	1,014.40	8.89	1,016.29	8.90

__________
*	Expenses of Class B, Class C, Class D, Class I and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees and other class-specific expenses paid by each share class. See the Fund’s prospectus for a description of each share class and its expenses and sales charges.
**	Expenses are equal to the annualized expense ratio based on actual expenses for the period July 1, 2004 to December 31, 2004, multiplied by the average account value over the period, multiplied by 184/366 (number of days in the period).

Portfolio of Investments
December 31, 2004

	Shares	Value
Common Stocks 97.2%
Aerospace and Defense 2.6%
Precision Castparts	137,900	$9,057,272
Rockwell Collins	150,900	5,951,496
		15,008,768
Airlines 1.6%
Northwest Airlines*	520,400	5,677,564
Southwest Airlines	212,300	3,456,244
		9,133,808
Biotechnology 7.8%
Amylin Pharmaceuticals*	137,900	3,222,034
Encysive Pharmaceuticals*	259,900	2,576,908
Eyetech Pharmaceuticals*	97,800	4,446,966
Gen-Probe*	56,300	2,545,041
Genzyme*	89,700	5,208,431
Martek Biosciences*	220,400	11,276,766
MedImmune*	211,500	5,730,593
Onyx Pharmaceuticals*	52,700	1,708,798
OSI Pharmaceuticals*	41,200	3,081,966
Serologicals*	120,900	2,683,980
United Therapeutics	61,800	2,783,472
		45,264,955
Building Products 0.9%
American Standard*	119,400	4,933,608
Chemicals 2.3%
Airgas	327,000	8,668,770
Cytec Industries	93,800	4,823,196
		13,491,966
Commercial Services and Supplies 10.8%
Cintas	267,800	11,730,979
Robert Half International	380,900	11,209,887
Manpower	267,300	12,910,590
Herman Miller	551,300	15,235,175
Monster Worldwide	350,800	11,814,944
		62,901,575
Communications Equipment 2.5%
Avaya*	207,500	3,569,000
Juniper Networks*	257,000	6,986,545

__________
See footnotes on page 15.

Portfolio of Investments
December 31, 2004

	Shares	Value
Communications Equipment (continued)
Lucent Technologies*	718,200	$2,700,432
Polycom*	64,000	1,491,200
		14,747,177
Computers and Peripherals 2.8%
Apple Computer*	70,500	4,538,790
Komag	173,700	3,261,217
Network Appliance*	141,300	4,693,280
Seagate Technology*	226,400	3,909,928
		16,403,215
Construction and Engineering 2.0%
Fluor	98,600	5,374,686
Jacobs Engineering Group	124,400	5,945,076
		11,319,762
Electrical Equipment 0.9%
Rockwell Automation	101,800	5,044,190
Electronic Equipment and Instruments 3.0%
Cogent	33,600	1,104,264
Solectron	494,000	2,633,020
Symbol Technologies	474,900	8,215,770
Trimble Navigation*	174,200	5,749,471
		17,702,525
Energy Equipment and Services 0.9%
Smith International*	90,700	4,934,987
Food and Staples Retailing 0.3%
NeighborCare*	66,100	2,024,643
Food Products 2.6%
Hershey Foods	68,800	3,821,152
McCormick & Co.	202,600	7,820,360
William Wrigley, Jr.	53,200	3,680,908
		15,322,420
Health Care Equipment and Supplies 4.1%
C.R. Bard	103,400	6,615,532
Biomet	60,100	2,606,838
Conor Medsystems*	151,900	2,113,689
Fisher Scientific International*	78,100	4,871,878

_________
See footnotes on page 15.

Portfolio of Investments
December 31, 2004

	Shares	Value
Health Care Equipment and Supplies (continued)
Given Imaging*	93,400	$3,353,527
I-Flow	64,000	1,165,760
Varian Medical Systems	75,800	3,277,592
		24,004,816
Health Care Providers and Services 6.9%
Caremark Rx*	247,500	9,758,925
Cerner*	108,200	5,747,043
Coventry Health Care	70,500	3,742,140
Lincare Holdings*	68,100	2,904,125
PacifiCare Health Systems*	53,800	3,040,776
Quest Diagnostics	63,800	6,096,090
WellPoint*	74,500	8,567,500
		39,856,599
Hotels, Restaurants and Leisure 5.5%
Cheesecake Factory*	177,750	5,765,321
Marriott International (Class A)	63,800	4,018,124
Outback Steakhouse*	172,700	7,906,206
Starwood Hotels & Resorts Worldwide	119,200	6,961,280
YUM! Brands	158,900	7,496,902
		32,147,833
Household Durables 0.8%
Fortune Brands	56,700	4,376,106
Internet and Catalog Retail 0.8%
Blue Nile	163,900	4,530,196
Internet Software and Services 2.2%
Ask Jeeves*	316,800	8,472,816
Openwave Systems	286,000	4,420,130
		12,892,946
IT Services 2.9%
Affiliated Computer Services (Class A)*	73,400	4,417,946
Cognizant Technology Solutions (Class A)	57,300	2,425,223
Fiserv*	143,900	5,784,061
Titan	249,400	4,040,280
		16,667,510
Leisure Equipment and Products 1.0%
Brunswick	119,800	5,930,100

_________
See footnotes on page 15.

Portfolio of Investments
December 31, 2004

	Shares	Value
Machinery 0.3%
Oshkosh Truck	22,100	$1,511,198
Media 1.0%
Interpublic Group of Companies*	448,600	6,011,240
Multi-Line Retail 1.1%
Family Dollar Stores	197,200	6,158,556
Oil and Gas 1.7%
Noble Energy	160,400	9,890,264
Paper and Forest Products 0.8%
MeadWestvaco	140,200	4,751,378
Personal Products 2.3%
Nu Skin Enterprises (Class A)	149,800	3,801,924
USANA Health Sciences*	286,000	9,772,620
		13,574,544
Pharmaceuticals 5.5%
Eon Labs*	196,000	5,292,980
IVAX	402,600	6,369,132
Medicis Pharmaceutical (Class A)	129,500	4,546,745
Sepracor*	126,000	7,472,430
Watson Pharmaceuticals*	251,400	8,248,434
		31,929,721
Semiconductors and Semiconductor Equipment 4.1%
Altera*	158,400	3,279,672
Broadcom (Class A)*	147,300	4,755,580
KLA-Tencor*	48,600	2,263,545
Lam Research*	183,300	5,293,704
Linear Technology	76,300	2,957,769
National Semiconductor	171,100	3,071,245
PMC-Sierra	208,900	2,349,080
		23,970,595
Software 5.0%
Adobe Systems	92,700	5,818,315
BEA Systems*	727,600	6,442,898
Business Objects (ADR)*	58,000	1,467,110
Jack Henry & Associates	149,600	2,978,536
NAVTEQ*	25,800	1,196,088
TIBCO Software	830,200	11,070,717
		28,973,664

________
See footnotes on page 15.

Portfolio of Investments
December 31, 2004

	Shares or Principal Amount		Value
Specialty Retail 8.3%
Bed Bath & Beyond*	225,900	shs.	$8,998,726
Chico's FAS*	241,300		10,986,389
Michaels Stores	99,800		2,991,006
Tractor Supply*	463,200		17,228,724
Williams-Sonoma*	233,300		8,174,832
			48,379,677
Trading Companies and Distributors 1.3%
United Rentals*	386,200		7,299,180
Wireless Telecommunication Services 0.6%
Nextel Partners (Class A)*	165,900		3,237,538
Total Common Stocks (Cost $501,912,766)			564,327,260
Repurchase Agreement 3.5%
State Street Bank & Trust 1.4%, dated 12/31/04, maturing 1/3/05, in the amount of $20,292,367, collateralized by: $20,980,000 US Treasury Notes 2.16%, 3/24/05, with a fair market value of $20,902,878 (Cost $20,290,000)	$20,290,000		20,290,000
Total Investments (Cost $522,202,766) 100.7%			584,617,260
Other Assets Less Liabilities (0.7)%			(3,965,229)
Net Assets 100.0%			$580,652,031

____________
* Non-income producing security.
ADR - American Depositary Receipts.
See Notes to Financial Statements.

Statement of Assets and Liabilities
December 31, 2004

Assets:
Investments, at value:
Common stocks (cost $501,912,766)	$564,327,260
Repurchase agreement (cost $20,290,000)	20,290,000
Total investments (cost $522,202,766)	584,617,260
Cash	17,419
Receivable for Capital Stock sold	496,900
Receivable for dividends and interest	228,844
Investment in, and expenses prepaid to, shareholder service agent	135,805
Other	29,578
Total Assets	585,525,806

Liabilities:
Payable for Capital Stock repurchased	2,585,182
Payable for securities purchased	1,501,990
Management fee payable	414,129
Distribution and service fees payable	183,127
Accrued expenses and other	189,347
Total Liabilities	4,873,775
Net Assets	$580,652,031

Composition of Net Assets:
Capital Stock, at par ($1 par value; 500,000,000 shares authorized;
32,140,053 shares outstanding):
Class A	20,014,789
Class B	4,662,303
Class C	3,784,013
Class D	2,695,369
Class I	918,930
Class R	64,649
Additional paid-in capital	754,984,205
Accumulated net investment loss	(33,789)
Accumulated net realized loss	(268,852,932)
Net unrealized appreciation of investments	62,414,494
Net Assets	$580,652,031

Net Asset Value Per Share:
Class A ($382,187,588 ÷ 20,014,789 shares)	$19.10
Class B ($75,003,730 ÷ 4,662,303 shares)	$16.09
Class C ($60,996,335 ÷ 3,784,013 shares)	$16.12
Class D ($43,425,895 ÷ 2,695,369 shares)	$16.11
Class I ($17,806,896 ÷ 918,930 shares)	$19.38
Class R ($1,231,587 ÷ 64,649 shares)	$19.05

_________
See Notes to Financial Statements.

Statement of Operations
For the Year Ended December 31, 2004

Investment Income:
Dividends (net of tax withheld of $15,285)	$2,529,747
Interest	240,682
Total Investment Income	2,770,429
Expenses:
Management fee	5,084,994
Distribution and service fees	2,906,869
Shareholder account services	1,939,775
Custody and related services	162,469
Registration	110,583
Auditing and legal fees	75,792
Shareholder reports and communications	60,305
Directors' fees and expenses	24,433
Miscellaneous	46,235
Total Expenses	10,411,455
Net Investment Loss	(7,641,026)
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	87,058,864
Payment received from the Manager (Note 8)	8,070
Net change in unrealized appreciation of investments	(35,900,359)
Net Gain on Investments	51,166,575
Increase in Net Assets from Operations	$43,525,549

_________
See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended December 31,
	2004	2003
Operations:
Net investment loss	$(7,641,026)	$(7,342,045)
Net realized gain on investments	87,058,864	100,473,469
Payments received from the Manager (Note 8)	8,070	—
Net change in unrealized appreciation of investments	(35,900,359)	74,511,868
Increase in Net Assets from Operations	43,525,549	167,643,292
Capital Share Transactions:
Net proceeds from sales of shares	56,353,854	76,421,851
Exchanged from associated funds	12,834,677	30,004,464
Total	69,188,531	106,426,315
Cost of shares repurchased	(138,310,751)	(146,427,860)
Exchanged into associated funds	(14,024,925)	(35,871,597)
Total	(152,335,676)	(182,299,457)
Decrease in Net Assets from Capital Share Transactions	(83,147,145)	(75,873,142)
Increase (Decrease) in Net Assets	(39,621,596)	91,770,150
Net Assets:
Beginning of year	620,273,627	528,503,477
End of Year (net of accumulated net investment loss of
$33,789 and $38,821, respectively)	$580,652,031	$620,273,627

_________
See Notes to Financial Statements.

Notes to Financial Statements

1.
Multiple Classes of Shares — Seligman Capital Fund, Inc. (the “Fund”) offers the following six classes of shares:

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C shares are sold primarily with an initial sales charge of up to 1%, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class C shares purchased through certain financial intermediaries may be bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase. All Class C shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Class I shares are offered to certain institutional clients. Class I shares are sold without any sales charges and are not subject to distribution and service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a.	Security Valuation — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

Notes to Financial Statements

b.
Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.
d.	Repurchase Agreements — The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by the Manager. Securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral.

e.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2004, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.

f.	Distributions to Shareholders — Dividends and distributions to shareholders are recorded on ex-dividend dates.

3.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended December 31, 2004, amounted to $1,236,307,633 and $1,330,428,528, respectively.

4.
Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.85% per annum of the first $1 billion of the Fund’s average daily net assets, 0.80% per annum of the next $1 billion of the Fund’s average daily net assets, and 0.75% per annum of the Fund’s average daily net assets in excess of $2 billion. The management fee reflected in the Statement of Operations represents 0.85% per annum of the Fund’s average daily net assets.

Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received concessions of $13,235 from sales of Class A shares. Commissions of $104,231 and $29,308 were paid to dealers for sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 2004, fees incurred under the Plan aggregated $959,025 or 0.25% per annum of the average daily net assets of Class A shares.

Notes to Financial Statements

Under the Plan, with respect to Class B shares, Class C shares, Class D shares and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D and Class R shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

For the year ended December 31, 2004, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, and 0.50% per annum of the average daily net assets of Class R shares, amounted to $830,950, $676,626, $437,368 and $2,900, respectively.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D, and Class R shares. For the year ended December 31, 2004, such charges amounted to $37,232.

The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, prior to August 1, 2004, the Distributor received payments from the Purchasers based on the value of Class B shares sold. The aggregate of such payments and distribution fees retained by the Distributor, for the year ended December 31, 2004, amounted to $18,243.

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 2004, Seligman Services, Inc. received commissions of $3,414 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $75,919, pursuant to the Plan.

Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $1,939,775 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of

Notes to Financial Statements

the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of December 31, 2004, the Fund’s potential obligation under the Guaranties is $376,600. As of December 31, 2004, no event has occurred which would result in the Fund becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

The Fund’s investment in Seligman Data Corp. is recorded at a cost of $2,199.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses and the accumulated balance thereof at December 31, 2004, of $33,789 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

5.	Committed Line of Credit — The Fund is a participant in a joint $425 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The directors have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2005, but is renewable annually with the consent of the participating banks. For the year ended December 31, 2004, the Fund did not borrow from the credit facility.

6.
Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

At December 31, 2004, the cost of investments for federal income tax purposes was $523,856,683. The tax basis cost was greater than the cost for financial reporting purposes primarily due to the tax deferral of losses on wash sales in the amount of $1,653,917.

Notes to Financial Statements

At December 31, 2004, the tax component of accumulated earnings (losses) were as follows:

Gross unrealized appreciation of portfolio securities	$68,199,391
Gross unrealized depreciation of portfolio securities	(7,438,814)
Net unrealized appreciation of portfolio securities	60,760,577
Capital loss carryforwards	(267,199,015)
Total accumulated losses	$(206,438,438)

At December 31, 2004, the Fund had a capital loss carryforward for federal income tax purposes of $267,199,015 which is available for offset against future taxable net capital gains, with $42,209,498 expiring in 2009 and $224,989,517 expiring in 2010. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as deferral of losses on wash sales. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.

7.	Capital Share Transactions — The Fund has authorized 500,000,000 shares of $1 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

	Year Ended December 31,
	2004		2003
Class A	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	2,021,247	$36,603,695	3,942,816	$56,390,585
Exchanged from associated funds	376,563	6,875,553	1,465,488	21,085,710
Converted from Class B**	207,905	3,729,177	—	—
Total	2,605,715	47,208,425	5,408,304	77,476,295
Cost of shares repurchased	(4,626,870)	(83,501,366)	(6,606,988)	(97,403,265)
Exchanged into associated funds	(390,245)	(6,969,371)	(1,952,429)	(27,423,577)
Total	(5,017,115)	(90,470,737)	(8,559,417)	(124,826,842)
Decrease	(2,411,400)	$(43,262,312)	(3,151,113)	$(47,350,547)
Class B	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	186,132	$2,844,430	357,908	$4,400,489
Exchanged from associated funds	190,514	2,940,379	336,564	4,274,380
Total	376,646	5,784,809	694,472	8,674,869
Cost of shares repurchased	(1,269,716)	(19,378,378)	(1,303,872)	(16,377,072)
Exchanged into associated funds	(247,672)	(3,780,198)	(372,566)	(4,426,190)
Converted to Class A**	(246,048)	(3,729,177)	—	—
Total	(1,763,436)	(26,887,753)	(1,676,438)	(20,803,262)
Decrease	(1,386,790)	$(21,102,944)	(981,966)	$(12,128,393)

________
See footnotes on page 24.

Notes to Financial Statements

	Year Ended December 31,
	2004		2003
Class C	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	256,869	$3,948,089	527,611	$6,542,773
Exchanged from associated funds	43,014	664,867	149,299	1,831,592
Total	299,883	4,612,956	676,910	8,374,365
Cost of shares repurchased	(1,400,207)	(21,393,942)	(1,519,789)	(19,030,549)
Exchanged into associated funds	(84,952)	(1,294,598)	(200,218)	(2,411,843)
Total	(1,485,159)	(22,688,540)	(1,720,007)	(21,442,392)
Decrease	(1,185,276)	$(18,075,584)	(1,043,097)	$(13,068,027)
Class D	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	492,699	$7,536,362	437,419	$5,397,843
Exchanged from associated funds	145,259	2,241,617	221,629	2,812,782
Total	637,958	9,777,979	659,048	8,210,625
Cost of shares repurchased	(807,948)	(12,348,154)	(1,015,613)	(12,576,420)
Exchanged into associated funds	(130,504)	(1,980,758)	(131,021)	(1,609,987)
Total	(938,452)	(14,328,912)	(1,146,634)	(14,186,407)
Decrease	(300,494)	$(4,550,933)	(487,586)	$(5,975,782)
Class I	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	235,363	$4,242,679	247,435	$3,688,661
Cost of shares repurchased	(86,929)	(1,563,110)	(69,126)	(1,040,554)
Increase	148,434	$2,679,569	178,309	$2,648,107
	Year Ended		April 30, 2003* to
	December 31, 2004		December 31, 2003
Class R	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	65,435	$1,178,599	112	$1,500
Exchanged from associated funds	6,121	112,261	—	—
Total	71,556	1,290,860	112	1,500
Cost of shares repurchased	(7,019)	(125,801)	—	—
Increase	64,537	$1,165,059	112	$1,500

____________

*	Commencement of offering of shares.
**	Automatic conversion of Class B shares to Class A shares approximately eight years after the initial purchase date.

8.
Other Matters — The Manager conducted an extensive internal review in response to developments regarding disruptive or illegal trading practices within the mutual fund industry. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman registered investment companies (“Seligman Funds”). This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002. The Securities and Exchange Commission (the “SEC”), the NASD and the Attorney General of the State of New York also are reviewing these matters.

Notes to Financial Statements

The Manager also has reviewed its practice of placing some of the Seligman Funds’ orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of Seligman Funds. At the time such orders were placed, this practice was permissible when done properly; however, the Manager believes that it may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager discontinued this practice entirely in October 2003. The Manager is confident that the execution of all such orders was consistent with its best execution obligations and that the Seligman Funds did not pay higher brokerage commissions than they would otherwise have paid for comparable transactions. The Manager has also responded fully to information requests from the SEC and the NASD relating to the Manager’s use of revenue sharing and fund portfolio brokerage commissions and will continue to provide additional information if, and as, requested.

The results of the Manager’s internal reviews were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, which did not adversely affect Seligman Capital Fund, the Manager has made payments to three funds and has agreed to waive a portion of its management fee with respect to another fund. In order to resolve matters with the Independent Directors with regard to portfolio brokerage commissions, in May 2004, the Manager made payments to each of twenty-four funds in an amount equal to the commissions paid by each such fund during the period from 1998 through 2003 to certain brokerage firms in recognition of sales of fund shares, including $8,070 paid to Seligman Capital Fund, which has been reported as Payments received from the Manager in the Statement of Operations.

Financial Highlights

The tables below are intended to help you understand each Class’s financial performance for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

CLASS A
	Year Ended December 31,
	2004	2003	2002	2001	2000

Per Share Data:
Net Asset Value, Beginning of Year	$17.66	$13.11	$19.66	$23.81	$27.01
Income (Loss) from Investment Operations:
Net investment loss	(0.19)	(0.16)	(0.14)	(0.13)	(0.09)
Net realized and unrealized gain (loss) on investments	1.63	4.71	(6.41)	(3.51)	2.85
Total from Investment Operations	1.44	4.55	(6.55)	(3.64)	2.76
Less Distributions:
Distributions from net realized capital gain	—	—	—	(0.51)	(5.96)
Total Distributions	—	—	—	(0.51)	(5.96)
Net Asset Value, End of Year	$19.10	$17.66	$13.11	$19.66	$23.81

Total Return:	8.15%	34.71%	(33.32)%	(15.05)%	7.72%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$382,188	$396,147	$335,220	$480,222	$516,836
Ratio of expenses to average net assets	1.51%	1.57%	1.34%	1.08%	0.98%
Ratio of net investment loss to average net assets	(1.05)%	(1.08)%	(0.93)%	(0.65)%	(0.29)%
Portfolio turnover rate	212.27%	142.14%	132.45%	207.04%	212.97%

_________
See footnotes on page 30.

Financial Highlights

CLASS B
	Year Ended December 31,
	2004	2003	2002	2001	2000

Per Share Data:
Net Asset Value, Beginning of Year	$15.00	$11.21	$16.95	$20.77	$24.35
Income (Loss) from Investment Operations:
Net investment loss	(0.27)	(0.23)	(0.23)	(0.24)	(0.28)
Net realized and unrealized gain (loss) on investments	1.36	4.02	(5.51)	(3.07)	2.66
Total from Investment Operations	1.09	3.79	(5.74)	(3.31)	2.38
Less Distributions:
Distributions from net realized capital gain	—	—	—	(0.51)	(5.96)
Total Distributions	—	—	—	(0.51)	(5.96)
Net Asset Value, End of Year	$16.09	$15.00	$11.21	$16.95	$20.77

Total Return:	7.27%	33.81%	(33.86)%	(15.67)%	6.99%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$75,004	$90,719	$78,832	$133,664	$129,476
Ratio of expenses to average net assets	2.26%	2.32%	2.09%	1.83%	1.73%
Ratio of net investment loss to average net assets	(1.80)%	(1.83)%	(1.68)%	(1.40)%	(1.04)%
Portfolio turnover rate	212.27%	142.14%	132.45%	207.04%	212.97%

_________
See footnotes on page 30.

Financial Highlights

CLASS C
	Year Ended December 31
	2004	2003	2002	2001	2000

Per Share Data:
Net Asset Value, Beginning of Year	$15.03	$11.23	$16.98	$20.81	$24.38
Income (Loss) from Investment Operations:
Net investment loss	(0.27)	(0.23)	(0.23)	(0.24)	(0.28)
Net realized and unrealized gain (loss) on investments	1.36	4.03	(5.52)	(3.08)	2.67
Total from Investment Operations	1.09	3.80	(5.75)	(3.32)	2.39
Less Distributions:
Distributions from net realized capital gain	—	—	—	(0.51)	(5.96)
Total Distributions	—	—	—	(0.51)	(5.96)
Net Asset Value, End of Year	$16.12	$15.03	$11.23	$16.98	$20.81

Total Return:	7.25%	33.84%	(33.86)%	(15.69)%	7.03%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$60,996	$74,672	$67,545	$123,225	$108,341
Ratio of expenses to average net assets	2.26%	2.32%	2.09%	1.83%	1.73%
Ratio of net investment loss to average net assets	(1.80)%	(1.83)%	(1.68)%	(1.40)%	(1.04)%
Portfolio turnover rate	212.27%	142.14%	132.45%	207.04%	212.97%

_________
See footnotes on page 30.

Financial Highlights

CLASS D
	Year Ended December 31,
	2004	2003	2002	2001	2000

Per Share Data:
Net Asset Value, Beginning of Year	$15.02	$11.23	$16.97	$20.79	$24.38
Income (Loss) from Investment Operations:
Net investment loss	(0.27)	(0.23)	(0.23)	(0.24)	(0.28)
Net realized and unrealized gain (loss) on investments	1.36	4.02	(5.51)	(3.07)	2.65
Total from Investment Operations	1.09	3.79	(5.74)	(3.31)	2.37
Less Distributions:
Distributions from net realized capital gain	—	—	—	(0.51)	(5.96)
Total Distributions	—	—	—	(0.51)	(5.96)
Net Asset Value, End of Year	$16.11	$15.02	$11.23	$16.97	$20.79

Total Return:	7.26%	33.75%	(33.82)%	(15.65)%	6.94%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$43,426	$44,990	$39,110	$68,078	$82,387
Ratio of expenses to average net assets	2.26%	2.32%	2.09%	1.83%	1.73%
Ratio of net investment loss to average net assets	(1.80)%	(1.83)%	(1.68)%	(1.40)%	(1.04)%
Portfolio turnover rate	212.27%	142.14%	132.45%	207.04%	212.97%

_________
See footnotes on page 30.

Financial Highlights

CLASS I						CLASS R
	Year Ended December 31,
	2004	2003	2002	11/30/01* to 12/31/01		Year Ended 12/31/04	4/30/03* to 12/31/03
Per Share Data:
Net Asset Value, Beginning of Period	$17.84	$13.17	$19.66	$19.24		$17.65	$13.42
Income (Loss) from Investment Operations:
Net investment loss	(0.10)	(0.08)	(0.06)	(0.01)		(0.23)	(0.13)
Net realized and unrealized gain (loss) on investments	1.64	4.75	(6.43)	0.43		1.63	4.36
Total from Investment Operations	1.54	4.67	(6.49)	0.42		1.40	4.23
Net Asset Value,End of Period	$19.38	$17.84	$13.17	$19.66		$19.05	$17.65

Total Return:	8.63%	35.46%	(33.01)%	2.18%		7.93%	31.52%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$17,807	$13,744	$7,796	$227		$1,232	$2
Ratio of expenses to average net assets	1.00%	1.06%	0.83%	0.68	%†	1.76%	1.79	%†
Ratio of net investment loss to average net assets	(0.54)%	(0.54)%	(0.43)%	(0.14	)%†	(1.30)%	(1.23	)%†
Portfolio turnover rate	212.27%	142.14%	132.45%	207.04	%††	212.27%	142.14	%‡
Without expense reimbursement:ø
Ratio of expenses to average net assets			0.85%	1.05	%†
Ratio of net investment loss to average net assets			(0.45)%	(0.50	)%†

_________

*	Commencement of offering of shares.
†	Annualized.
††	For the year ended December 31, 2001.
‡	For the year ended December 31, 2003.
Ø	The Manager, at its discretion, reimbursed certain expenses of Class I shares.
See Notes to Financial Statements.
.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Seligman Capital Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman Capital Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the Fund’s custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Capital Fund, Inc. as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 23, 2005

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Capital Fund is set forth below.

Independent Directors
Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Robert B. Catell (67)[2,3] • Director: 2003 to Date • Oversees 60 Portfolios in Fund Complex
Chairman, Chief Executive Officer and Director, KeySpan Corporation (diversified energy, gas and electric company); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (except Seligman Cash Management Fund, Inc.); Director or Trustee, Alberta Northeast Gas, Ltd., Boundary Gas Inc., Taylor Gas Liquids, Ltd., The Houston Exploration Company (oil and gas exploration, development and production companies); Edison Electric Institute, New York State Energy Research and Development Authority, Independence Community Bank, Business Council of New York State, Inc., New York City Partnership, and the Long Island Association (business and civic organizations).

John R. Galvin (75)[1,3] • Director: 1995 to Date • Oversees 61 Portfolios in Fund Complex
Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Governor of the Center for Creative Leadership; Director, Raytheon Co. (defense and commercial electronics) and USLIFE Corporation (life insurance). From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander, Europe and the Commander-in-Chief, United States European Command.

Alice S. Ilchman (69)[2,3] • Director: 1991 to Date • Oversees 61 Portfolios in Fund Complex
President Emerita, Sarah Lawrence College; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Jeannette K. Watson Summer Fellowship (summer internships for college students); Trustee, Save the Children (non-profit child-assistance organization) and the Committee for Economic Development; a Governor of the Court of Governors, London School of Economics; and Director, Public Broadcasting Service (PBS). Formerly, Chairman, The Rockefeller Foundation (charitable foundation) and Director, New York Telephone Company.

Frank A. McPherson (71)[2,3] • Director: 1995 to Date • Oversees 61 Portfolios in Fund Complex
Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, ConocoPhillips (integrated international oil corporation), Integris Health (owner of various hospitals), BOK Financial (bank holding company), Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical Research Foundation, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation and Oklahoma Foundation for Excellence in Education. Formerly, Director, Kimberly- Clark Corporation (consumer products) and the Federal Reserve System’s Kansas City Reserve Bank.

_________
See footnotes on page 35.

Directors and Officers

Independent Directors (continued)
Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

John E. Merow (75)[1,3] • Director: 1968 to Date • Oversees 61 Portfolios in Fund Complex
Retired Chairman and Senior Partner, Sullivan & Cromwell LLP (law firm); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Aleris International, Inc. (aluminum and zinc recycler and aluminum rolled products); Director Emeritus, the Municipal Art Society of New York; Executive Committee Member and Secretary, the U.S. Council for International Business; Trustee and Vice Chairman, New York-Presbyterian Healthcare System, Inc.; Trustee, New York-Presbyterian Hospital; and Member of the American Law Institute and Council on Foreign Relations.

Betsy S. Michel (62)[1,3] • Director: 1984 to Date • Oversees 61 Portfolios in Fund Complex
Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Trustee, The Geraldine R. Dodge Foundation (charitable foundation). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI) and Trustee, World Learning, Inc. (international educational training).

Leroy C. Richie (63)[1,3] • Director: 2000 to Date • Oversees 60 Portfolios in Fund Complex
Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds†(except Seligman Cash Management Fund, Inc.); Director, Kerr-McGee Corporation (diversified energy and chemical company) and Infinity, Inc. (oil and gas services and exploration); Director and Chairman, Highland Park Michigan Economic Development Corp. Formerly, Trustee, New York University Law Center Foundation; Vice Chairman, Detroit Medical Center and the Detroit Economic Growth Corp.; Chairman and Chief Executive Officer, Capital Coating Technologies, Inc. (applied coating technologies); and Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (72)[2,3] • Director: 1980 to Date • Oversees 61 Portfolios in Fund Complex
Retired Vice President, Pfizer Inc. (pharmaceuticals); Director or Trustee of each of the investment companies of the Seligman Group of Funds† and Ambassador and Permanent Observer of the Sovereign and Military Order of Malta to the United Nations. Formerly, Director, USLIFE Corporation (life insurance).

James N. Whitson (69)[1,3] • Director: 1993 to Date • Oversees 61 Portfolios in Fund Complex
Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc. and Director, C-SPAN (cable television network).

_________
See footnotes on page 35.

Directors and Officers

Interested Directors and Principal Officers
Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

William C. Morris (66)* • Director and Chairman of the Board: 1988 to Date • Oversees 61 Portfolios in Fund Complex
Chairman, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman Services, Inc., and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer, The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (52)* • Director: 1993 to Date • President: 1995 to Date • Chief Executive Officer: 2002 to Date • Oversees 61 Portfolios in Fund Complex
Director and President, J. & W. Seligman & Co. Incorporated; Chief Executive Officer, President and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; Member of the Board of Governors of the Investment Company Institute; and Director, ICI Mutual Insurance Company.

Eleanor T. M. Hoagland (53) • Vice President and Chief Compliance Officer: July 2004 to Date
Managing Director and Senior Vice President, Risk Manager, J. & W. Seligman & Co. Incorporated; Vice President and Chief Compliance Officer for each of the investment companies of the Seligman Group of Funds†. Formerly, Managing Director, Partner and Chief Portfolio Strategist, AMT Capital Management from 1994 to 2000.

Marion S. Schultheis (58) • Vice President and Portfolio Manager: 1998 to Date
Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Portfolio Manager of Seligman Growth Fund, Inc.; Vice President of Seligman Portfolios, Inc., and Portfolio Manager of its Capital Portfolio and Large-Cap Growth Portfolio. Formerly, Vice President of Seligman Global Fund Series, Inc. and Co-Portfolio Manager of its Global Growth Fund and the Global Growth Portfolio of Seligman Portfolios, Inc.; Managing Director at Chancellor LGT from October 1997 until May 1998, and Senior Portfolio Manager at IDS Advisory Group Inc. from August 1987 until October 1997.

_________
See footnotes on page 35.

Directors and Officers

Interested Directors and Principal Officers (continued)
Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Thomas G. Rose (47) • Vice President: 2000 to Date
Chief Financial Officer, Senior Vice President, Finance, and Treasurer, J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds†; and of Seligman Services, Inc. and Seligman International, Inc. Formerly, Treasurer of the investment companies of the Seligman Group of Funds and Seligman Data Corp.

Lawrence P. Vogel (48) • Vice President: 1992 to Date • Treasurer: 2000 to Date
Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds†; and Treasurer, Seligman Data Corp. Formerly, Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman International, Inc. and Seligman Data Corp.; Vice President, Seligman Services, Inc. and Treasurer, Seligman International, Inc.

Frank J. Nasta (40) • Secretary: 1994 to Date
Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†; and Corporate Secretary, Seligman Advisors, Inc., Seligman Services, Inc., Seligman International, Inc. and Seligman Data Corp. Formerly, Senior Vice President, Law and Regulation Department, J. & W. Seligman & Co. Incorporated.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect (212)682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

--------------------
ø	The address for each of the directors and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.
†	The Seligman Group of Funds consists of 23 registered investment companies.
*	Messrs. Morris and Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Audit Committee 2. Director Nominating Committee 3. Board Operations Committee

(This Page Left Blank Intentionally).

For More Information

Important Telephone Numbers
(800) 221-2450 Shareholder Services
(800) 445-1777 Retirement Plan Services
(212) 682-7600 Outside the United States
(800) 622-4597 24-Hour Automated Telephone
 Access Service

Quarterly Schedule of Investments
A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov. In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.[1]

Proxy Voting Policies and Procedures
A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Capital Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

____________
[1]    The reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through
Seligman’s website does not form a part of this report or the
Fund’s prospectus.

EQCA2 12/04

ITEM 2. CODE OF ETHICS.

As of December 31, 2004, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)-(d)	Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2004	2003
Audit Fees	$36,267	$34,596
Audit-Related Fees	-	-
Tax Fees	2,200	2,100
All Other Fees	1,931	1,897

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for services related to documentation of certain internal control procedures for the registrant and certain other associated investment companies.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2004	2003
Audit-Related Fees	$118,630	$126,130
Tax Fees	13,703	7,500
All Other Fees	43,000	-

Audit-related fees include amounts for (i) attestation services for the registrant’s shareholder service agent; (ii) review of certain internal controls of such shareholder service agent’s sub-agent; (iii) performance of certain agreed-upon procedures relating to certain services performed by the registrant’s distributor; and (iv) actuarial services provided prior to May 6, 2003 to the registrant’s investment adviser and shareholder service agent (such services were no longer permitted to be performed for the shareholder service agent after May 5, 2003). Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s shareholder service agent. Other fees relates to electronic communication processing services performed on behalf of outside counsel of the investment adviser.

(e)(1)
The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2)	services included in (b) - (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $179,464 and $137,627, respectively.

(h)	All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENTS.

Included in Item 1 above.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN CAPITAL FUND, INC.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	March 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	March 7, 2005

By:	/S/ LAWRENCE P. VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	March 7, 2005

SELIGMAN CAPITAL FUND, INC.

EXHIBIT INDEX

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.